EXHIBIT 10.1.9

PLEDGE AGREEMENT

(Purchaser Guarantor)

THIS PLEDGE AGREEMENT (this “Agreement”) dated as of June 29, 2015, is made by EAGLE MOUNTAIN LLC, a Delaware limited liability company (“Pledgor”), for the benefit of CIL&D, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”).

WHEREAS, Eagle Mountain Acquisition LLC, a Delaware limited liability company (“Borrower”), is a party to that certain Purchase and Sale Agreement dated as of June 25, 2015 (the “Purchase Agreement”) among Borrower, Lender, Eagle Mountain LLC, a Delaware limited liability company (“Holdco”), Kaiser Eagle Mountain, LLC, a Delaware limited liability company (“KEM”) and Eagle Crest Energy Company, a California corporation (“ECEC”), pursuant to which, among other things, Lender agreed to sell to Borrower 100% of the ownership interest in KEM; and

WHEREAS, as payment of the purchase price to Lender under the Purchase Agreement, Borrower executed and delivered to Lender (i) that certain promissory note in the initial principal amount of $4,250,000 (the “Senior Note”) and (ii) that certain promissory note in the initial principal amount of $19,000,000 (the “Junior Note” and together with, the Senior Note, the “Notes”), in each case of even date herewith in favor of Lender. Collectively, the payment obligations under the Notes are sometimes referred to herein as the “Loan”. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Notes; and

WHEREAS, Pledgor owns 100% of the membership interest in Borrower (collectively, the “Equity Interests”); and

WHEREAS, each of the following (collectively, the “Guarantors”): (i) Pledgor, (ii) ECEC, (iii) certain shareholders of ECEC, and (iv) KEM, have executed and delivered to Lender a guaranty (collectively, the “Guaranties”); and

NOW, THEREFORE, as an inducement to Lender to enter into the Purchase Agreement and to accept the Notes, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Pledge of Pledged Interests. Pledgor hereby pledges to Lender, and grants to Lender a continuing security interest in the Equity Interests as forth on Schedule A hereto (collectively, the “Pledged Interests”), together with all distributions, interest, proceeds, and any other sums due or to become due thereon, all instruments or other property at any time and from time to time received, receivable, or otherwise distributed in respect of (such as a distribution, reclassification, readjustment, or other changes in the capital structure of the issuer of such Pledged Interests, or otherwise), or in exchange for any or all of such Pledged Interests, all general intangibles associated therewith, and all proceeds thereof (collectively, including the Pledged Interests, the “Collateral”) as security for the payment, performance and observance of (i) each of the obligations and liabilities of Pledgor under that certain Guaranty Agreement of even date herewith made by Pledgor in favor of Lender (the “EC Holdco Guaranty”) and under this Agreement, and (iii) all of Lender’s reasonable, out-of-pocket costs and expenses (including reasonable, out-of-pocket attorneys’ fees) actually incurred in connection with collection and enforcement with respect to any of the foregoing obligations and liabilities (collectively, the “Obligations”).

2. Equity Interest, Reclassifications, Etc. If any distribution, reclassification, readjustment, or other change is made or declared in the Pledged Interests, all new substituted and additional Equity Interests issued by reason of any such change shall be assigned and delivered by

Pledgor to Lender and held by Lender as Pledged Interests under the terms hereof; provided, however, that nothing contained herein shall be deemed to permit any distribution, reclassification, readjustment, or other change, and provided further that nothing contained herein shall be deemed to permit any pledge, issuance, sale, or disposition of any or all of the Pledged Interests, except as specifically permitted in this Agreement or otherwise permitted in writing by Lender.

3. Cooperation.

a. Lender’s Control. Pledgor and Borrower each hereby (i) elects to have such Equity Interests be deemed to be “securities” governed by Article 8 of the Commercial Code as adopted from time to time in the State of California (the “Code”), (ii) agrees to comply with any “instructions” (as defined in Section 8102(a)(12) of the Code) originated by or on behalf of Lender without further consent of Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of the Pledged Interests or the proceeds thereof, including any distributions with respect thereto, (iii) acknowledges Lender’s intention to establish its control over the Pledged Interests for purposes of the provisions of Section 8106(c)(2) of the Code, (iv) agrees that Borrower shall promptly note on its books the security interest granted under this Agreement, (v) agrees that the Pledged Interests shall not be sold, transferred, assigned, encumbered or registered in the name of any other person without the prior written consent of Lender, which consent may be withheld in its sole discretion, and (vi) agrees that upon an occurrence and continuation of an Event of Default, Lender or its successor, assign or designee, shall have the right to become and be admitted as a full member of Borrower and to exercise all rights of a member, including without limitation all voting rights, and to receive distributions and allocations from Borrower to the extent of the membership interest pledged by Pledgor, which rights shall be conferred and all title to such Pledged Interest shall transfer, immediately upon the exercise of Lender’s rights, without further action, approval or consent of any kind.

b. Additional Documentation. Pledgor agrees that all certificates or other instruments representing or evidencing the Pledged Interests shall be delivered to and held by Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form attached hereto as Exhibit A, all in form and substance reasonably satisfactory to Lender. Lender shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to Borrower, to transfer to or to register in the name of Lender, or any of its nominees, any or all of the Pledged Interests.

4. Representations, Warranties, and Covenants of Pledgor. Pledgor represents, warrants, and covenants to Lender as follows:

(i) Pledgor is the sole legal and beneficial owner of the Pledged Interests free and clear of any lien except for the security interest created by this Agreement and the other Loan Documents;

(ii) Pledgor has full power and authority to enter into this Agreement;

(iii) there are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Interests;

(iv) Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Pledged Interests;

(v) no authorization, approval, or other action by, and no notice to or filing with, any United States governmental authority or regulatory body is required for the pledge of the Pledged Interests pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor;

(vi) each of the Pledged Interests are set forth on Schedule A; and

(vii) each of the Pledged Interests certificated as of the date hereof shall at all times remain certificated, and in connection herewith, Pledgor shall deliver such certificates to Lender endorsed to Lender in blank.

(viii) if any of the Pledged Interests which are not certificated as of the date hereof shall at any time become certificated, Pledgor will immediately notify Lender and deliver such certificates to Lender endorsed to Lender in blank.

(ix) Pledgor shall not enter into any agreements or instruments, that would (1) create or impose supermajority voting requirements in the organizational documents of Holdco or Borrower (by the relevant governing body of such entity or by its equity owners) for any corporate or company action other than with respect to a vote on the filing of a voluntary bankruptcy (it being understood and agreed that a voluntary bankruptcy is any bankruptcy filing other than one made by a third party, unaffiliated creditor of ECEC, Borrower, Holdco, or after the Closing, KEM (each a “Buyer Party”), or an affiliate solely because of the non-payment of debt by a Buyer Party or an affiliate); (2) dilute the ownership interests of Pledgor in Borrower, result in the issuance of additional equity interests of any kind (whether or not convertible) or cause Borrower to incur additional debt (except as permitted under the Notes) unless the holders of such additional equity interests or additional debt pledge such additional equity interests or subordinate such additional debt to Lender pursuant to an agreement substantially in the same form as this Agreement; provided, however, that if the proceeds of any such issuance of equity or incurrence of debt will be used to pay all amounts due with respect to the Senior Note in full, then such issuance and/or incurrence shall be permitted and the holders of such additional equity interests or debt shall not be required to pledge such additional equity or subordinated such additional debt as provided above in this clause (ix); (3) dilute the ownership interest of Borrower in KEM in any respect; or (4) result in the termination of the existence of any entity party to a Loan Document, whether by reorganization, winding up, merger, dissolution or otherwise.

5. Power of Attorney. Pledgor hereby irrevocably grants Lender a power of attorney, coupled with an interest, with respect to the Collateral for all purposes consistent with this Agreement. Said power of attorney shall include, but shall not be limited to, the power to transfer the Collateral, to execute in such Pledgor’s name instruments of conveyance or transfer with respect to all or any of the Collateral and to take such other action to enforce any of Lender’s rights hereunder or with respect to any of the Collateral.

6. Transfers and Other Liens. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Interests without the prior written consent of Lender, which consent Lender may grant or withhold at any time in its sole and absolute discretion, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Interests, except for the security interest under this Agreement and the other Loan Documents.

7. Voting and Distribution Rights. Prior to the occurrence of an Event of Default, Pledgor shall have all voting and distribution rights, if any, in the Pledged Interests.

8. Event of Default. Each of the following shall be an event of default (“Event of Default”) hereunder:

(i) A material breach by Pledgor of the performance of the Guaranteed Obligations set forth in the EC Holdco Guaranty.

(ii) The failure by Pledgor to cure a material breach of any provision set forth in this Agreement within thirty (30) days of receipt of written notice from Lender of the nature of such breach.

(iii) The voluntary commencement of any case, proceeding or other action against Pledgor under any bankruptcy or other law for the relief of, or relating to, such Pledgor that is not dismissed within sixty (60) days from the commencement of such case, proceeding or action.

(iv) Pledgor becoming insolvent or generally not paying or admitting in writing its inability to pay its debts as they become due, failing in business, being liquidated or dissolved, making a general assignment for the benefit of creditors, or voluntarily commencing any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, Pledgor.

(v) The attachment of any involuntary lien of any kind or character to any of the Collateral and the continuance thereof for a period of ten (10) business days after the earlier of Pledgor having knowledge of such failure or Lender providing written notice thereof to Pledgor, unless such lien is contested by Pledgor and bonded in a manner reasonably acceptable to Lender within such ten (10) business day period.

9. Remedies. At any time and from time to time during the continuance of an Event of Default, Lender shall have the right, but not the obligation to take one or more actions available to it whether under statute, at law or in equity, including without limitation any of the following actions:

(i) declare that the ownership of the Pledged Interests shall be immediately vested in Lender and may cause any or all of the Pledged Interests to be registered in its own name or in the name of any nominee or nominees; and, upon such declaration, shall be entitled to collect and receive all distributions, payments, and other distributions of any character, declared or paid on any of the Pledged Interests;

(ii) vote any or all Pledged Interests of any of the Pledged Interests and give all consents, waivers, and ratifications in respect thereof and otherwise act with respect thereto as though it was the absolute owner thereof; and

(iii) sell, assign, transfer, and deliver at any time the whole, or from time to time any part, of the Pledged Interests or any rights or interests therein, at public or private sale or in any other manner, at such prices on such terms as Lender may deem to be in its best interests, and either for cash, on credit, or for future delivery, at the option of Lender, upon five (5) days written notice, which Pledgor agrees is commercially reasonable, addressed to Pledgor at its last address on file with Lender. All proceeds of any sale of any of the Pledged Interests or any right or interests therein, and all distributions, payments, or other distribution received by Lender pursuant to the terms of this Section, shall be applied by Lender to the payment of the Obligations in such manner and order of priority as Lender shall determine, in its sole discretion. The surplus, if any, shall be paid to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

10. Miscellaneous.

a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to principles of conflicts of law.

b. Entire Agreement. This Agreement, together with the other Loan Documents, sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, supersedes and rescinds any prior agreements relating to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

c. Waiver; Remedies. No course of dealing among Pledgor and Lender nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power, or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided and provided under any of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Code.

d. Notice. All notices or other written communications hereunder shall be delivered in accordance with Section 5.2 of the EC Holdco Guaranty.

e. Assignment; Binding Nature. This Agreement shall inure to the benefit of Lender and shall be binding upon the heirs, legatees, successor and assigns of Pledgor.

f. Recitals. Each of the Recitals set forth at the beginning of this Agreement are true and correct and are incorporated herein by reference.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

PLEDGOR:

EAGLE MOUNTAIN LLC, a Delaware limited liability company

By:	/s/ Steve Lowe
	Name:	Steve Lowe
	Title:	Authorized Person

[Signatures continue on the following page]

Signature page to Holdco Pledge Agreement

LENDER:

CIL&D, LLC, a Delaware limited liability company

By:	/s/ Richard E. Stoddard
	Name:	Richard E. Stoddard
	Title:	Managing Liquidation Director

[Signatures continue on the following page]

Signature page to Holdco Pledge Agreement

ACKNOWLEDGED AND AGREED

BORROWER:
EAGLE MOUNTAIN ACQUISITION LLC

By:	/s/ Steve Lowe
	Name:	Steve Lowe
	Title:	Authorized Person

Signature page to Holdco Pledge Agreement